UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2010 (January 4, 2010)

Mercury Computer Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Riverneck Road, Chelmsford, Massachusetts 01824

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Russell K. Johnsen resigned as a director and the Chairman of the Board of Mercury Computer Systems, Inc. effective January 4, 2010. Vincent Vitto, a non-employee member of the Board of Directors, was elected Chairman of the Board on January 5, 2010.

Item 7.01	Regulation FD Disclosure.

Mercury Computer Systems, Inc. issued a press release on January 6, 2010, announcing the resignation of Mr. Johnsen as Chairman of the Board and a director, and the election of Mr. Vitto as Chairman of the Board as described in this Current Report. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Mercury Computer Systems, Inc. on January 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2010	MERCURY COMPUTER SYSTEMS, INC.

	By:	/S/ ALEX A. VAN ADZIN
Alex A. Van Adzin
Vice President, General Counsel, and Corporation Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Mercury Computer Systems, Inc. on January 6, 2010.

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